Grandeur Peak Emerging Markets Opportunities Fund	Investor Class GPEOX | Institutional Class GPEIX
Grandeur Peak Global Explorer Fund	Institutional Class GPGEX
Grandeur Peak Global Micro Cap Fund	Institutional Class GPMCX
Grandeur Peak Global Opportunities Fund	Investor Class GPGOX | Institutional Class GPGIX
Grandeur Peak Global Reach Fund	Investor Class GPROX | Institutional Class GPRIX
Grandeur Peak Global Stalwarts Fund	Investor Class GGSOX | Institutional Class GGSYX
Grandeur Peak International Opportunities Fund	Investor Class GPIOX | Institutional Class GPIIX
Grandeur Peak International Stalwarts Fund	Investor Class GISOX | Institutional Class GISYX
Grandeur Peak US Stalwarts Fund	Institutional Class GUSYX

Each a series of Grandeur Peak Global Trust

Supplement dated December 16, 2024

to the Prospectus and Summary Prospectuses each dated September 1, 2024

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Effective January 1, 2025, the Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Micro Cap Fund, Grandeur Peak Global Opportunities Fund, Grandeur Peak Global Reach Fund, Grandeur Peak International Opportunities Fund, and Grandeur Peak International Stalwarts Fund (each a “Fund” and collectively the “Funds”) will reopen to new and existing shareholders through all channels where the Funds are sold.

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Effective January 1, 2025, Juliette Douglas will be added as a portfolio manager of the Grandeur Peak Emerging Markets Opportunities Fund and Ben Gardiner will be added as a portfolio manager of the Grandeur Peak Global Reach Fund. The investment objectives, principal investment strategies and principal risks of each Fund have not changed.

Effective January 1, 2025, the following information replaces the first paragraph in the section entitled “Portfolio Managers” on page 6 of the Prospectus and page 5 of the Emerging Markets Opportunity Fund’s Summary Prospectus:

Lead Portfolio Managers: Blake Walker, since inception of the Fund, and Juliette Douglas, since January 2025. Mr. Walker was lead portfolio manager of the Predecessor Fund from its inception in 2013.

Effective January 1, 2025, the following information will replace the first paragraph in the section entitled “Portfolio Managers” on page 31 of the Prospectus and page 5 of the Global Reach Fund’s Summary Prospectus:

Portfolio Managers: Amy Hu Sunderland, Liping Cai, Brad Barth, Mark Madsen, Juliette Douglas, Phil Naylor and Tyler Glauser, since inception of the Fund and Ben Gardiner, since January 2025. Ms. Sunderland was a portfolio manager of the Predecessor Fund from its inception in 2013; Mr. Cai since 2015; Messrs. Barth and Madsen since 2016; Ms. Douglas since 2018; and Messrs. Whipple, Naylor, and Glauser since August 2021.

Effective January 1, 2025, the following is added to the section entitled “Management” beginning on page 63 of the Prospectus:

The Adviser has voluntarily agreed to waive a portion of the management fees through December 31, 2025 for the Funds listed below.

Fund	Waiver
Grandeur Peak Emerging Markets Opportunities Fund	0.10%
Grandeur Peak Global Explorer Fund	0.10%
Grandeur Peak Global Opportunities Fund	0.10%
Grandeur Peak Global Reach Fund	0.10%
Grandeur Peak International Opportunities Fund	0.10%
Grandeur Peak Global Stalwarts Fund	0.05%
Grandeur Peak International Stalwarts Fund	0.05%
Grandeur Peak US Stalwarts Fund	0.05%

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You should read this Supplement in conjunction with the Funds’ Prospectus and SAI each dated September 1, 2024. This Supplement provides information that you should know about the Funds before investing and has been filed with the Securities and Exchange Commission. This Supplement is available upon request and without charge by calling the Fund toll-free at 1-855-377-7325.

Please retain this Supplement for future reference.